Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

(CGRO)	CoreValues Alpha Greater China Growth ETF

Listed on NYSE Arca, Inc.

January 2, 2024

Supplement to the

Statutory Prospectus dated September 20, 2023

The first paragraph under “Sub-Adviser” in the “Management” section is amended and restated in its entirety to read as follows:

MSA Power Funds LLC, located at 89 Nexus Way Camana Bay Grand Cayman KY1-9009 Cayman Islands, serves as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser became a registered investment adviser with the SEC in August 2023. As of August 31, 2023, the Sub-Adviser had approximately $750 million in assets under management.

Please retain this Supplement for future reference.